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                                                                 Exhibit 10.1(a)

               THIRD AMENDMENT OF MORTGAGE AND SECURITY AGREEMENT
                          AND SECOND AMENDMENT OF NOTE

     THIS THIRD AMENDMENT OF MORTGAGE AND SECURITY AGREEMENT AND SECOND AMENDMENT OF NOTE (this "Amendment") is made as of the 4th day of February, 1994, between KEY BISCAYNE LIMITED PARTNERSHIP (formerly known as Biscayne Beach Hotel Associates, Ltd.), a Florida limited partnership, having an office c/o VMS Realty Partners, at 8700 West Bryn Mawr, Chicago, Illinois 60631 ("Mortgagor") and FLORIDA SONESTA CORPORATION, a Florida corporation, having an office address c/o Sonesta International Corporation, at 200 Clarendon Street, Boston, Massachusetts, 02116 ("Mortgagee").

                                    RECITALS:

     A. Mortgagor is the owner of that certain real property commonly known as the "Sonesta Beach Resort" situated in the City of Key Biscayne, Dade County, Florida, and more fully described in EXHIBIT "A" attached hereto and made a part hereof (the "Property").

     B. By Mortgage and Security Agreement dated December 27, 1984 and recorded in the Public Records of Dade County, Florida, in Official Records Book 12369, Page 6723, as amended by an Amendment of Note and Second Mortgage dated September 12, 1991 (the "First Amendment") and recorded in the Public Records of Dade County, Florida, in Official Records Book 15232, Page 3219, and as further amended by Second Amendment of Mortgage and Security Agreement dated October 14, 1993 (the "Second Amendment") and to be recorded in the Public Records of Dade County, Florida, prior to the recordation hereof (collectively, the "Mortgage"), Mortgagor mortgaged the Property to Mortgagee as security for the payment of a certain Purchase Money Mortgage Note dated December 27, 1984, made by Mortgagor payable to the order of Mortgagee in the original principal amount of $5,000,000 (as amended by the First Amendment, the "Note").

     C. Mortgagor and Mortgagee now desire to amend the Mortgage and the Note as hereinafter set forth.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee agree that the Mortgage and the Note are hereby amended as follows:

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          1.   Notwithstanding anything to the contrary set forth in the Note, if, at any time during each of the Calendar Years occurring during the period commencing January 1, 1996 and expiring December 31, 1997 (the "Two Year Period"), Net Operating Income is insufficient to make any one or more of the quarterly installments of interest required to be paid under Paragraph 2 of the Note, Maker shall not be in default under the Note as a result of any deficiency provided that by the expiration of the applicable Calendar Year, Payee has received from Net Operating Income or other monies provided by Owner the total amount of the deficiency, together with applicable late charges. In addition, if at anytime or from time to time during any Calendar Year within the Two Year Period, Net Operating Income is insufficient to pay debt service required to be paid under the Prior Loan and Payee has previously received interest payments from Maker attributable to such Calendar Year, Payee shall from such interest previously received by Payee, promptly pay over to the holder of the Prior Loan or refund to the Property, as requested in writing by Maker, all such interest up to the amount of such deficiency. In no event shall Payee be required to pay over any amount in excess of the interest previously paid to Payee for the applicable Calendar Year. All sums so paid over by Payee to the holder of the Prior Loan shall continue to be part of the indebtedness evidenced by this Note. Maker and Payee shall conduct an annual reconciliation of all payments and repayments made pursuant to this paragraph. The terms "Net Operating Income" and "Calendar Year" shall have the meanings ascribed to such terms in the Management Agreement.

          2. All references in the Mortgage and the Note to the Management Agreement, shall be deemed to mean and refer to the Management Agreement as amended from time to time.

          3. All references in the Mortgage to the Note shall mean the Note as amended by this Amendment, and otherwise from time to time.

          4. A new Section 4.2 is hereby added to the Mortgage to read as follows:

               "If, at any time or from time to time, Mortgagee (in its capacity as Operator under the Management Agreement) shall have determined in good faith that Net Operating Income will not be sufficient to pay the next ensuing payment of interest and/or real estate tax escrow payments payable under the Prior Mortgage and related documents, Mortgagee shall


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               have the right to pay the deficiency on behalf of Mortgagor
               ("Deficiency Payment"). All Deficiency Payments shall bear interest at the Default Rate and shall be repaid from first available Net Operating Income. If, within thirty (30) days after Maker's receipt of annual unaudited financial statements for any Calendar Year occurring after December 31, 1993, Mortgagee has not received full repayment of all Deficiency Payments made during the immediately preceding Calendar Year and accrued interest thereon from Net Operating Income or other funds provided by Mortgagor, the same shall constitute an Event of Default under this Mortgage."

          5. The first sentence of Paragraph (f) of Section 5.1 of the Mortgage is hereby amended in its entirety to read as follows:

               "The occurrence of an event of default (including the expiration of any applicable grace period and/or notice period) under the Prior Mortgage and the acceleration of the entire indebtedness secured thereby by the holder thereof by written notice given to the Mortgagor."

          6. A new paragraph (g) is hereby added to Section 5.1 of the Mortgage to read as follows:

               "(g) FAILURE TO PAY DEFICIENCY PAYMENT(S): The occurrence of an Event of Default under Section 4.2."

     The Mortgagor acknowledges that it has had the assistance of independent legal counsel in negotiating and reviewing this Amendment.

     Except as is modified herein, the provisions of the Mortgage and the Note and all other documents executed in connection therewith remain in full force and effect. In the event of any conflict between the provisions of the Mortgage and/or the Note and this Amendment, the provisions of this Amendment shall be controlling.

     If any condition of this Amendment shall be invalid or unenforceable to any extent or in any application, then the remainder of this Amendment and such term or condition, except to such extent or in such application, shall not be affected thereby, and each and every other term


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and condition of this Amendment shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

     The defined terms of the Mortgage and the Note are incorporated herein to the extent not expressly modified hereby.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        MORTGAGOR:

                                        Key Biscayne Limited Partnership,
                                        a Florida limited partnership

                                        By:  VMS Realty Investment, Ltd.,
                                             an Illinois limited partnership
                                             General Partner

Witnesses:                                   By: /S/ JAY FISHMAN
                                                ----------------------------
                                                Authorized Signatory
/S/ MAURA HAYDEN                             Name:  Jay Fishman
------------------------                        ----------------------------
Print Name: Maura Hayden

/S/ JEFFREY H. WEITZMAN
------------------------
Print Name: Jeffrey H. Weiztman


                                        MORTGAGEE:

                                        Florida Sonesta Corporation,
                                        a Florida corporation

Witnesses:                                   By: /S/ PETER J. SONNABEND
                                                ----------------------------
                                                 Authorized Signatory
/S/ MAURA HAYDEN                             Name:  Peter J. Sonnabend
------------------------                        -----------------------------
Print Name: Maura Hayden

/S/ JEFFREY H. WEITZMAN
------------------------
Print Name: Jeffrey H. Weitzman


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

                                 ACKNOWLEDGMENTS

STATE OF FLORIDA

COUNTY OF PALM BEACH

     On this 4th day of February, 1994, personally appeared before me Jay Fishman, Authorized Signatory of and on behalf of VMS Realty Investment, Ltd., an Illinois limited partnership, which is general partner of Key Biscayne Limited Partnership, a Florida limited partnership, to me personally known, and he acknowledged to me that he signed the foregoing instrument on behalf of VMS Realty Investment, Ltd., acting as general partner of Key Biscayne Limited Partnership.

                                   /S/ THOMAS A. HANSON
                                   -------------------------------
                                   Notary Public Thomas A. Hanson

                                   My commission expires:
                                   NOTARY PUBLIC: STATE OF FLORIDA AT LARGE
                                   MY COMMISSION EXPIRES APRIL 18, 1995
                                   BONDED THRU HUCKLEBERRY & ASSOCIATES

STATE OF FLORIDA

COUNTY OF PALM BEACH

     On this 4th day of February, 1994, personally appeared before me Peter J. Sonnabend, Authorized Signatory of Florida Sonesta Corporation, a Florida corporation, to me personally known, and he acknowledged to me that he signed the foregoing instrument on behalf of said corporation.


                                   /S/ THOMAS A. HANSON
                                   -------------------------------
                                   Notary Public Thomas A. Hanson

                                   My commission expires:
                                   NOTARY PUBLIC: STATE OF FLORIDA AT LARGE
                                   MY COMMISSION EXPIRES APRIL 18, 1995
                                   BONDED THRU HUCKLEBERRY & ASSOCIATES


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